UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 11, 2005

CHANNELL COMMERCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28582	95-2453261
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

26040 Ynez Road, Temecula, California	92591
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 719-2600

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 4.02.               Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or  Completed Interim Review.

During the preparation of the Quarterly Report on Form 10-Q of Channell Commercial Corporation (the “Company”) for the quarter ended September 30, 2005, the Company’s management discovered errors in the calculation of the cumulative timing difference between book and tax depreciation affecting the Company’s financial statements for the years ended December 31, 2002, 2003 and 2004. The original error in the computation occurred in 2001, and the effect of this error carried forward to the years ended December 31, 2002, 2003 and 2004. In addition, management discovered a mathematical error in the 2004 deferred income tax calculation that resulted in an additional error to the reported deferred income tax balance as of December 31, 2004. As a result of these recording errors, non-current deferred income tax assets on the December 31, 2003 and 2004 balance sheets were overstated by $530 and $417, respectively.

After discussions between management and the Company’s independent auditors regarding the recording errors described above, on or about November 11, 2005, management determined that restatement of the financial statements for the fiscal years ended December 31, 2002, 2003 and 2004 would be necessary to correct the recording errors described above. The recording errors resulted in a restatement of deferred income taxes as of December 31, 2003 and December 31, 2004, as well a restatement of income tax expense (benefit), net income (loss) before minority interest, net income (loss), net income (loss) per share and comprehensive net (loss) income for the fiscal years ended December 31, 2002, 2003 and 2004.  On November 21, 2005, the Company filed Form a 10-K/A (which amended the Company’s Form 10-K for the fiscal year ended December 31, 2004 previously filed on March 21, 2005), containing the restated financial statements referred to above. The restated financial statements for the years ended December 31, 2002, 2003 and 2004 are filed as exhibits to this Current Report on Form 8-K.

Item 9.01.                              Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

Exhibit 99*

Consolidated Financial Statements of Channell Commercial Corporation
consisting of the following:

•      Report of Independent Registered Public Accounting Firm

•      Consolidated Balance Sheets as of December 31, 2003 and December 31, 2004

•      Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2002, December 31, 2003, and December 31, 2004

•      Consolidated Statement of Stockholders’ Equity for the years ended December 31, 2002, December 31, 2003, and December 31, 2004

•      Consolidated Statements of Cash Flows for the years ended December 31, 2002, December 31, 2003, and December 31, 2004

•      Notes to Consolidated Financial Statements

*  Incorporated by reference to pages F-1 to F-29 of the Form 10-K/A of Channell Commercial Corporation filed on November 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELL COMMERCIAL CORPORATION
(Registrant)

Date: April 24, 2006

/s/ Jerry Collazo
Jerry Collazo
Chief Financial Officer
(Duly authorized officer of the Registrant)